MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.

                         Supplement dated December 11,
                      2001 to the Statement of Additional
                        Information dated June 25, 2001

     The section captioned "Directors and Officers" beginning on page 15 is amended as follows:

     The biography of Paul G. Meeks appearing on page 16 is hereby removed, and is replaced by the following biography of R. Elise Baum, who is primarily responsible for the day-to-day management of the Fund's portfolio:

         R. ELISE BAUM (41)--Portfolio Manager(1)(2)--Managing Director of the Manager since 2000; First Vice President of the Manager from 1999 to 2000; Director of the Manager from 1997 to 1999; and Vice President of the Manager from 1995 to 1997.


Code # 19028-06-01